UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/01/2012

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-25131

Delaware	91-1718107
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

601 108th Avenue NE
Suite 1200
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

425-201-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Lance G. Dunn was appointed to the Board of Directors of Blucora, Inc. (the "Company") on August 1, 2012, effective on August 2, 2012, to fill a vacancy created by the expansion of the Board of Directors from 8 to 9 members. Mr. Dunn served as Chief Executive Officer of 2nd Story Software, Inc. ("2nd Story"), the operator of the TaxACT business, until January 31, 2012, when the Company acquired 2SS Holdings, Inc., the parent company of 2nd Story (the "TaxACT Acquisition"). From the closing of the TaxACT Acquisition until August 1, 2012, Mr. Dunn served as 2nd Story's Vice President, Development. Prior to co-founding 2nd Story in 1998, Mr. Dunn was Vice President of Software Development at Parsons Technology, Inc., where he played a significant role in the development and growth of Parson's tax software. Mr. Dunn has a degree in accounting and is a certified public accountant. A description of the terms of the TaxACT Acquisition is included in the Company's Current Report on Form 8-K filed by the Company on January 9, 2012 and is incorporated by reference herein. At the time of the TaxACT Acquisition, Mr. Dunn held approximately 7% of the equity in 2SS Holdings, Inc. and received a proportionate share of the consideration paid by the Company to the shareholders of 2SS Holdings, Inc. in connection with the TaxACT Acquisition.

Mr. Dunn will be compensated under the terms of the Amended and Restated Equity Grant Program for Nonemployee Directors and the Nonemployee Director Cash Compensation Program, which were attached as Exhibits 10.2 to the Quarterly Report on Form 10-Q filed on August 1, 2012 and 10.18 to the Annual Report on Form 10-K filed on March 9, 2012, respectively. Under these plans, Mr. Dunn will be paid a quarterly cash retainer for Board and committee services, will be paid for each meeting attended in excess of a specified number, and will receive initial and ongoing annual grants of restricted stock units and stock options.

Item 7.01.    Regulation FD Disclosure

On August 6, 2012, the Company issued a press release announcing the addition of Lance Dunn to the Company's Board of Directors. A copy of that press release is attached hereto as Exhibit 99.1, and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

99.1        Press release issued August 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUCORA, INC.

Date: August 06, 2012	By:	/s/ Linda Schoemaker
Linda Schoemaker
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release issued August 6, 2012